                                                                    EXHIBIT 23.4


                        Consent of Independent Auditors


We also consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-25005) pertaining to the 1997 Stock Plan of Luther Medical Products, Inc. of our report dated August 29, 1997, with respect to the financial statements of Luther Medical Products, Inc. incorporated by reference in the Annual Report (Form 10-KSB) for the year ended June 30, 1997.


                                             ERNST & YOUNG LLP

Irvine, California
October 6, 1997